Exhibit 99.12

Case:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

CHAPTER 11 MONTHLY OPERATING REPORT

FOR MONTH ENDING AUGUST 31, 2004

Below please find the summary of disbursements by debtor, as referenced in the August 31, 2004 letter:

Name of Debtor	Case No.	Aug-04 Disbursments
divine, inc.	03-11472	$1,716,841.80
Data Return Corporation	03-11474	$—
Eshare Communications, Inc.	03-11475	$—
divine Managed Services, Inc.	03-11476	$—
Open Market, Inc.	03-11477	$—
Viant Corporation	03-11478	$—
Delano Technology Corp.	03-12681	$—
divine Technology Ventures	03-12682	$—
iCentral, Inc.	03-12683	$—
Inventions, Inc.	03-12684	$—
divine/Emicom, inc.	03-12685	$—
SageMaker, Inc.	03-12686	$—
Waypoint Software Corporation	03-12687	$—
Perceptual Robotics, Inc.	03-12688	$—
divine Global Services, Inc.	03-12689	$—
eprise Corporation	03-12690	$—
Denalii, Inc.	03-12691	$—
Melita Finance, Inc.	03-12692	$—
SM1 Holding Corp.	03-12693	$—
Retrieval Technologies, Inc.	03-12694	$—
divine international, inc.	03-12695	$—
divine software, inc.	03-12696	$—
Opinionware.com, Inc.	03-12697	$—
Melita Intellectual Property, Inc.	03-12698	$—
smallwonders software!, inc.	03-12699	$—
Open Market Securities Corporation	03-12700	$—
Futuretense Corporation	03-12701	$—
RWT Corporation	03-12702	$—
LOTN, Inc.	03-12703	$—
Eprise Securities Corp.	03-12704	$—
SageMaker (Europe), Inc.	03-12705	$—
Global Recall, Inc.	03-12706	$—

databites, inc.	03-12707	$—
divine interVentures, inc.	03-12708	$—
divine Ireland, Inc.	03-12709	$—
Folio Corporation	03-12710	$—
Venture Capital Unlimited Acquisition Sub, Inc.	03-12711	$—
divine Synchrony Communications, Inc.	03-12712	$—
Softmetric, Inc.	03-12713	$—
air divine, inc.	03-12714	$—
SM2 Holding Corp.	03-12715	$—

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:	September 15, 2004	DEBTOR (S)-IN-POSSESSION

By:

/s/ James Boles
(Signature)
		Name & Title:	James Boles
(Print or type)
Liquidating CEO
		Address:	4225 Naperville Rd #400
Lisle, IL 60532
		Telephone No.:	(630) 799-3872

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)

Monthly Reporting

August 31, 2004

Breakout of August Disbursements

Vendor Name	Check #	Payment Method	Date of Payment	Check or ACH Amount		Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
Tony Belville	1325	Check	8/4/04	237.36		$237.36
Budget Rent-A-Car	1326	Check	8/4/04	15,000.00		$15,000.00
Kathy Hernandez	1327	Check	8/4/04	119.61		$119.61
Cindy Lalka	1328	Check	8/4/04	16.25		$16.25
Jude Sullivan	1329	Check	8/4/04	7,500.00		$7,500.00
FatWire Corporation	1330	Check	8/10/04	23,561.28	(1)	$23,561.28
Business Machine Agents, Inc.	1331	Check	8/11/04	153.53		$153.53
Brenda L. Cheuvront	1332	Check	8/11/04	2,193.75		$2,193.75
CIGNA Retirement & Investment Services	1333	Check	8/11/04	4,498.93		$4,498.93
FedEx	1334	Check	8/11/04	100.64		$100.64
Alma Gonzalez	1335	Check	8/11/04	64.44		$64.44
Iron Mountain Records Mgt.	1336	Check	8/11/04	288.68		$288.68
SBC	1337	Check	8/11/04	238.76		$238.76
SBC Internet Services	1338	Check	8/11/04	924.00		$924.00
Warner Stevens, LLP	1029	Check	8/17/04	50,545.07		$50,545.07
Warner Stevens, LLP	1030	Check	8/17/04	10,840.20		$10,840.20
Stewart F. Grossman	1032	Check	8/17/04	20,187.50		$20,187.50
Turnaround & Crisis Management	1035	Check	8/17/04	35,755.55		$35,755.55
Riley & Esher LLP	1036	Check	8/17/04	6,373.90		$6,373.90
Looney & Grossman LLP	1037	Check	8/17/04	12,008.40		$12,008.40
Transwestern Commercial Serv.	1025	Check	8/17/04	144.00		$144.00
Latham & Watkins LLP	1026	Check	8/17/04	5,170.90		$5,170.90
Woodway Associates, LLC	1027	Check	8/17/04	40,375.50		$40,375.50
Ernst & Young LLP		Check	8/17/04	56,756.00		$56,756.00
McDonald Investments Inc.		Check	8/17/04	5,874.01		$5,874.01
Mintz,Levin,Cohn,Glovsky&Popeo		Check	8/17/04	23,846.07		$23,846.07
Latham & Watkins LLP	1040	Check	8/23/04	34,786.57		$34,786.57
Mintz,Levin,Cohn,Glovsky&Popeo	1038	Check	8/23/04	82,664.06		$82,664.06
Woodway Associates, LLC	1041	Check	8/23/04	93,681.62		$93,681.62
McDonald Investments Inc.	1046	Check	8/23/04	2,293.82		$2,293.82
Riley & Esher LLP	1049	Check	8/23/04	19,104.70		$19,104.70
Warner Stevens, LLP	1042	Check	8/23/04	42,548.30		$42,548.30
Ernst & Young LLP	1039	Check	8/23/04	341,105.40		$341,105.40
Stewart F. Grossman	1045	Check	8/23/04	41,143.75		$41,143.75
Looney & Grossman LLP	1044	Check	8/23/04	127,059.80		$127,059.80
Turnaround & Crisis Management	1048	Check	8/23/04	194,616.45		$194,616.45
Goodmans, LLP	1047	Check	8/23/04	4,359.25		$4,359.25
Warner Stevens, LLP	1043	Check	8/23/04	256,265.52		$256,265.52
Jenner & Block, LLC	1050	Check	8/23/04	45,898.67		$45,898.67
Baker Botts LLP	1339	Check	8/24/04	49.44		$49.44
Computershare Trust Company of New York	1340	Check	8/24/04	1,599.04		$1,599.04
FatWire Corporation	1341	Check	8/24/04	79,330.07	(1)	$79,330.07
FedEx	1342	Check	8/24/04	516.11		$516.11
Kathy Hernandez	1343	Check	8/24/04	117.69		$117.69
Cindy Lalka	1344	Check	8/24/04	68.08		$68.08
ManPower	1345	Check	8/24/04	1,340.80		$1,340.80
SBC LONG DISTANCE	1346	Check	8/24/04	317.11		$317.11

Vendor Name	Check #	Payment Method	Date of Payment	Check or ACH Amount		Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
Trumbull Group	1347	Check	8/24/04	4,148.30		$4,148.30
WhittmanHart	1348	Check	8/24/04	4,509.00	(1)	$4,509.00
Goodmans, LLP	1349	Check	8/24/04	1,250.57		$1,250.57
Office of the U.S. Trustee	1350	Check	8/26/04	3,000.00		$3,000.00
Brenda L. Cheuvront	1351	Check	8/30/04	9,393.75		$9,393.75
FedEx	1352	Check	8/30/04	296.21	(3)	$296.21
Kathy Hernandez	1353	Check	8/30/04	113.81		$113.81
Cindy Lalka	1354	Check	8/30/04	4.42		$4.42
SBC	1356	Check	8/30/04	1,585.16		$1,585.16
Merrill Communications	1357	Check	8/30/04	900.00	(3)	$900.00
				$1,716,841.80		$1,716,841.80	—	—

(1)Amounts distributed are for collection of accounts receivables sold to various purchasers, these same amounts were received in August 2004.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)

Monthly Reporting

August 31, 2004

Breakout of August Receipts

				Breakout by Business Unit
	Date of Payment	Receipt Amount		Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
Customer Name
Ford Motor Credit	11-Aug-04	$23,561.28	(1)	23,561.28
Ford Motor Credit	24-Aug-04	$79,330.07	(1)	79,330.07
Ford Motor Credit	24-Aug-04	$4,509.00	(1)	4,509.00
AEG Partners, LLC [Retainer Refund]	24-Aug-04	$208,597.59		208,597.59
AEG Real Estate Advisors [Retainer Refund]	24-Aug-04	$55,047.20		55,047.20
AEG Partners, LLC [Retainer Refund]	24-Aug-04	$2,058.28		2,058.28
AEG Real Estate Advisors [Retainer Refund]	24-Aug-04	$601.10		601.10
Commonwealth of Mass.	31-Aug-04	$579.16		579.16
State of Alabama [Privilege Tax Refund]	31-Aug-04	$3,000.00		3,000.00
William Gallagher Associates [W/C Ins Refund]	31-Aug-04	$20,369.30		20,369.30
LaSalle Bank - Interest Income	31-Aug-04	$1,019.73		1,019.73
Interest - Citizens Bank	31-Aug-04	$49,398.71		49,398.71

		$448,071.42		$448,071.42	0.00	0.00

(1)Amounts received are for collection of accounts receivables sold to various purchasers, these same amounts were distributed in August 2004.